May 12, 2021

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

-General Treasury Securities Money Market Fund

Supplement to Current Statement of Additional Information

General Treasury Securities Money Market Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on May 11, 2021, the assets of the Fund were transferred to Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), and shareholders of the Fund became shareholders of the Acquiring Fund.